Vanguard Market Neutral Fund

Supplement to the Prospectus Dated April 30, 2010

Restructuring of Investment Advisory Team

The board of trustees of Vanguard Market Neutral Fund has restructured the Fund’s investment advisory team, removing AXA Rosenberg Investment Management LLC (AXA) as an investment advisor and reallocating the portion previously managed by AXA to The Vanguard Group, Inc., which now serves as the Fund’s sole advisor.

Investment Objective, Primary Investment Strategies, Primary Risks, and Fees and Expenses

The Fund’s investment objective, primary investment strategies, and primary risks will not change. The management expenses for the Investor Shares and the Institutional Shares are expected to modestly decline as a result of the restructuring of the Fund’s advisory team.

Prospectus Text Changes

All text references to AXA as a current advisor are deleted.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS634 082010

Vanguard Montgomery Funds
Vanguard Market Neutral Fund

Supplement to the Statement of Additional Information Dated April 30, 2010

Important Changes to Vanguard Market Neutral Fund

Restructuring of Investment Advisory Team

The board of trustees of Vanguard Market Neutral Fund has restructured the Fund’s investment advisory team, removing AXA Rosenberg Investment Management LLC (AXA) as an investment advisor and reallocating the portion previously managed by AXA to The Vanguard Group, Inc., which now serves as the Fund’s sole advisor.

Statement of Additional Information Text Changes

Under the headings “Description of the Trust” and “Investment Advisory Services,” all references to AXA as a current advisor are deleted.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI634 082010